SCHEDULE 14A INFORMATION
                            (Rule  14a-101)


          Proxy  Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[  ] Preliminary Proxy Statement        [  ] Confidential, for Use of the
                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section
     240.14a-11(c) or Section 240.14a-12


                     SOUTHERN COMMUNITY BANCSHARES, INC.

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                  SOUTHERN COMMUNITY BANCSHARES, INC.
                         325  2nd Street, S.E.
                        Cullman, Alabama  35505
                            (205) 734-4863

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


             Notice is hereby given that the Annual Meeting of Shareholders of Southern Community Bancshares, Inc. (the "Holding Company") will be held at the office of the Holding Company at 325 2nd Street, S.E., Cullman, Alabama 35055 on January 19, 1998, at 2:00 p.m., Central Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

          1. To elect two director(s) of the Holding Company for term(s) expiring in December 2001;

          2. To approve the Southern Community Bancshares, Inc. Stock Option and Incentive Plan and Trust, a copy of which is attached hereto as Exhibit A;

          3. To approve the Southern Community Bancshares, Inc. Management Recognition Plan and Trust, a copy of which is attached hereto as Exhibit B;

          4. To ratify the selection of Arthur Andersen LLP as the auditors of the Holding Company for the current fiscal year; and

          5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

          Only the Holding Company shareholders of record at the close of business on December 11, 1997, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                              By Order of the Board of Directors


                              William R. Faulk, President

Cullman, Alabama
December 18, 1997

                  SOUTHERN COMMUNITY BANCSHARES, INC.
                         325  2nd Street, S.E.
                        Cullman, Alabama  35055
                            (205) 734-4863


                            PROXY STATEMENT

                                PROXIES


          The  enclosed  Proxy  is  being  solicited  by  the Board of
Directors of Southern Community Bancshares, Inc. (the "Holding Company"), for use at the 1997 Annual Meeting of Shareholders of the Holding Company to be held at the office of Southern Community Bancshares, on January 19, 1998, at 2:00 p.m., Central Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy which is received by the Holding Company before the Proxy is exercised or by giving notice of revocation to the Holding Company in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

          Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

          FOR the election of Ronald P. Martin and Phillip W. Freeman as director(s) of the Holding Company for term(s) expiring in December 31, 2001;

          FOR the approval of the Southern Community Bancshares, Inc. Stock Option and Incentive Plan and Trust (the "Stock Option Plan"), a copy of which is attached hereto as Exhibit A;

          FOR the approval of the Southern Community Bancshares, Inc. Management Recognition Plan and Trust (the "MRP"), a copy of which is attached hereto as Exhibit B; and

          FOR the ratification of the selection of Arthur Andersen LLP ("Arthur Andersen") as the auditors of the Holding Company for the current fiscal year.

          Proxies may be solicited by the directors, officers and other employees of the Holding Company in person or by telephone, telegraph or mail only for use at the Annual Meeting. Such proxies will not be used for any other meeting. The cost of soliciting proxies will be borne by the Holding Company.

          Only shareholders of record as of the close of business on December 11, 1997 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. The Holding Company's records disclose that, as of the Voting Record Date, there were 1,137,350 votes entitled to be cast at the Annual Meeting.

          This Proxy Statement is first being mailed to shareholders of the Holding Company on or about the 18th day of December, 1997.

                             VOTE REQUIRED


Election of Directors

          Under Delaware corporate law and the Holding Company's Certificate of Incorporation (the "Certificate of Incorporation"), the two nominees receiving the greatest number of votes will be elected as directors. Shares to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the two nominees.


Approval of the Stock Option Plan

          The affirmative vote of the holders of at least a majority of the outstanding shares of the Holding Company is necessary to approve the Stock Option Plan. Generally, shares which are held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting, but not voted with respect to such proposals ("Non-votes"), will have the same effect as a vote against the approval of the Stock Option Plan. If, however, shares are represented at the Annual Meeting by a shareholder who signed and dated a proxy in the form of the enclosed Proxy, but who did not vote on the approval of the Stock Option Plan by marking the appropriate block on the Proxy, such shares will be voted FOR the adoption of the Stock Option Plan and will not be considered Non-votes.


Approval of the MRP

          The affirmative vote of the holders of at least a majority of the outstanding shares of the Holding Company is necessary to approve the MRP. Generally, shares which are held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting, but not voted with respect to such proposals
("Non-votes"), will have the same effect as a vote against the approval of the MRP. If, however, shares are represented at the Annual Meeting by a shareholder who signed and dated a proxy in the form of the enclosed Proxy, but who did not vote on the approval of the MRP by marking the appropriate block on the Proxy, such shares will be voted FOR the adoption of the MRP and will not be considered Non-votes.

Ratification of Selection of Auditors

          The affirmative vote of the holders of a majority of the shares of the Holding Company represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Arthur Andersen as the auditors of the Holding Company for the current fiscal year. Non-votes will have the same effect as a vote against the approval of such ratification, as will abstentions. If, however, shares are represented at the Annual Meeting by a shareholder who signed and dated a proxy in the form of the enclosed Proxy, but who did not vote on the ratification of the selection of Arthur Andersen by marking the appropriate block on the Proxy, such shares will be voted FOR the ratification of the selection of and will not be considered Non-votes.

                    VOTING SECURITIES AND OWNERSHIP
                     OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth certain information with respect to the only person(s) known to the Holding Company to own beneficially more than five percent of the outstanding common shares of the Holding Company, as of December 11, 1997:

Name and Address of        Amount and Nature of     Percent of Shares
 Beneficial Owner           Beneficial Ownership       Outstanding



First Bankers Trust, N.A.         90,988                   8.0%
1201 Broadway
Quincy, Illinois 62301

     (1) Consists of shares held by First Bankers Trust, N.A., as the trustee for the Southern Community Bancshares, Inc. Employee Stock Ownership Plan.


                 PROPOSAL ONE - ELECTION OF DIRECTORS


Election of Directors

          The Certificate of Incorporation provides for a Board of Directors consisting of up to nine (9) persons divided into three classes. In accordance with the Certificate of Incorporation, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of the Holding Company not less than thirty days nor more than sixty days prior to the date of the annual meeting of shareholders. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, and the number of common shares of the Holding Company owned either beneficially or of record by each such nominee.

          The Board of Directors proposes the reelection of the following persons to serve until the Annual Meeting of Shareholders in 1998 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

    Name               Age (1)     Positions Held       Since (2)

Ronald P. Martin         52        Director             1996
Phillip W. Freeman       46        Director             1996

     (1)  As of September 30, 1997.

     (2) Ronald P. Martin and Phillip W. Freeman became director(s) of the Holding Company in connection with the conversion of First Federal Savings & Loan Association of Cullman (the "Association") from mutual to stock form (the "Conversion") and the formation of the Holding Company as the Holding Company for the Association.

          If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

          The following directors will continue to serve as directors of the Holding Company after the Annual Meeting for the terms indicated:


Name                     Age(1)   Position(s) Held    Since(2)   Term Expires

Finis  E. St. John, IV   40       Director, Chairman    1996        1999
William R. Faulk         36       Director, President   1996        2000
Maxie T. Hudson          64       Director              1996        1999
Eston E. Jones           78       Director              1996        1999
W. Daniel Keel           62       Director              1996        1999
Joseph S. Franey         57       Director              1996        2000

     (1)  As of September 30, 1997.

     (2)  Each director became a director in connection with the Conversion.

Finis E. St. John, IV. Mr. St. John is a partner in St. John & St. John, L.L.P., a law firm located in Cullman. Mr. St. John is also an executive officer of Cullman Environmental, Inc., a waste service concern serving Cullman, Alabama.

Mr. William R. Faulk. Mr. Faulk has a BS in economics and an MBA in finance, both from the University of Alabama at Birmingham. He is a graduate of the Stonier School of Banking. He joined First Federal in 1986 and served in a variety of positions before becoming President and Chief Executive Officer in 1994.

Joseph S. Franey.  Mr. Franey is a retired trucking company executive.

Phillip  W.  Freeman.    Dr. Phillip Freeman is a physician practicing
with Cullman Internal Medicine Incorporated. Dr. Freeman is a member of the Cullman Area Chamber of Commerce.

Maxie  T.  Hudson.   Mr. Hudson is the immediate past President of the
Association.    Prior  to  joining  the  Association,  Mr.  Hudson was
employed as an accountant.

Eston  E. Jones.  Mr. Jones was the President of the Association prior
to  Mr.  Hudson.   Mr. Jones currently serves on the Loan Committee of
the Board of Directors.

Ronald P. Martin. Mr. Martin is a Certified Public Accountant in private practice. Mr. Martin has worked in both public and private accounting during his career. Prior to entering private practice, Mr. Martin was Chief Financial Officer of a regional construction company.

Meetings of Directors

          The Holding Company was incorporated in July 1996. The Board of Directors of the Holding Company met six (6) times for regularly scheduled and special meetings during the fiscal year ended September 30, 1997. Each director attended at least 75% of the aggregate of such meetings.

          Each director of the Holding Company is also a director of the Association. The Board of Directors of the Association met 12 times for regularly scheduled and special meetings during the fiscal year ended September 30, 1997. Each director attended at least 75% of the aggregate of such meetings and all meetings of committees of the Board of Directors of which such director was a member.


Committees of Directors

          The Board of Directors of the Holding Company has a Stock Option Plan Committee and an MRP Committee. The Board of Directors of the Holding Company also has an Audit Committee, a Loan Committee and an Asset Liability Management Committee, but no separate nominating or compensation committees.

          The members of the Stock Option Plan Committee are Messrs. St. John, Keel and Martin. The Stock Option Plan Committee administers the Stock Option Plan and determines the number of shares to be covered by options granted to the officers and employees of the Holding Company pursuant to the Stock Option Plan.

          The members of the MRP Committee are Messrs. St. John, Keel and Martin. The MRP Committee administers the MRP and determines the number of shares to be awarded to officers and employees of the Holding Company pursuant to the Stock Option Plan.

          The members of the Audit Committee are Messrs. Martin, Franey and Faulk. The Audit Committee is responsible for selecting an auditor, having an audit conducted and reviewing and reporting to the full Board of Directors on the independent audits of the Holding Company.

          The members of the Loan Committee are Messrs. Jones and Keel. The Loan Committee reviews and approves all real estate loans made by the Association. The Loan Committee reviews and approves all loans not secured by real estate made by the Association in an amount greater than $20,000. All loans made by the Association in amounts in excess of $250,000 are reviewed and approved by the full Board of Directors.

          The  Asset  Liability  Management  Committee is comprised of
Messrs. Martin and Faulk and Ms. Knight. The function of the Asset Liability Management Committee is to review the interest rate risk of the Association and to report and recommend action to the full Board of Directors with regard thereto. The Asset Liability Management Committee met four (4) times during the fiscal year ended September 30, 1997.
                                  5

                          EXECUTIVE  OFFICERS


          In addition to Mr. William R. Faulk, the President of the Holding Company and the following persons are executive officers of the Holding Company and hold the designated positions:

   Name                 Age (1)           Position(s) Held

Beth B. Knight            35              Secretary/Treasurer/Vice
                                          President-Finance and Chief
                                          Financial Officer

Beth B. Knight. Ms. Knight has a BS in accounting from the University of Alabama and she is a Certified Public Account. She joined the Association in 1992 and has served in her current capacity since joining the Association.

                    SECURITY OWNERSHIP OF MANAGEMENT

          The following table sets forth certain information with respect to the number of common shares of the Holding Company beneficially owned by each director of the Holding Company and by all directors and executive officers of the Holding Company as a group, as of December 11, 1997:

 Name and Address of       Amount and Nature of
 Beneficial Owner (1)          Beneficial           Percent of Shares
                               Ownership(2)             Outstanding


 William R. Faulk                29,150                    2.56%

 Joseph S. Franey                30,000                    2.64

 Phillip W. Freeman              20,000                    1.76


 Maxie T. Hudson                 12,000                    1.06

 Eston E. Jones                  15,000                    1.32

 W. Daniel Keel                  30,000                    2.64

 Ronald P. Martin                30,000                    2.64

 Finis E. St. John, IV           30,000                    2.64

 All directors and              355,265                   32.57
 executive officers
 as a group (10
 persons)(3)

     (1) Each of the persons listed in this table may be contacted at the address of the Holding Company.

     (2) The beneficial owner has sole voting and investment power unless otherwise indicated. The beneficial ownership shown for individuals above includes shares owned by spouses as follows:
     Mr.  Faulk,  14,575; Mr. Franey, 15,000; Dr. Freeman, 10,000; Mr.
     Keel, 15,000; Mr. Martin, 15,000; and Mr. St. John, 15,000.

     (3) Includes shares held in grantor trusts for contribution to the Stock Option Plan and the MRP, if adopted. Directors of the Holding Company act as trustees of such trusts and have voting and investment power with respect to such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

          Under the federal securities laws, each director and executive officer of the Holding Company is required to file a Form 3 to report their beneficial ownership of common shares of the Holding Company to the Securities and Exchange Commission within ten days (10) after the date on which they become a director or executive officer. The Holding Company must disclose in its Proxy Statements any failure to file a Form 3 timely. At the time of appointment to the Board of Directors of the Holding Company in December 1996 all directors and executive officers timely filed Form 3. See "PROPOSAL ONE - ELECTION OF DIRECTORS."


           COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

          No executive officer of the Holding Company received compensation in excess of $100,000 in fiscal 1997. The following table sets forth the compensation paid to Mr. William Faulk, the President of the Holding Company, for the fiscal year(s) ended September 30, 1997:


                      SUMMARY COMPENSATION TABLE


Name and Principal               Salary ($)    Bonus  ($)     Other


William R. Faulk, President      $82,435       $3,776         $3,776


Director Compensation

          The Holding Company pays no director's fees. Each director of the Association currently receives a fee of $750 for each meeting of the Board of Directors attended. In addition, each member of the Loan Committee receives $450 per month. Each member of the Audit Committee receives a fee of $500 for each meeting of the Audit Committee attended.

Employment Agreements

          The Association has entered into employment agreements with William R. Faulk, President of the Association and Ms. Beth B. Knight, Vice-President-Finance and Chief Financial Officer of the Association (the "Employment Agreements"). The Employment Agreements were effective upon the completion of the Conversion and each provide for a term of three years, renewing at the end of each year at the option of the Association, with salary in any year to be not less that the first year of the term and with performance and salary review to be undertaken by the Board of Directors not less often than annually. The initial salary of Mr. Faulk and Ms. Knight under the Employment Agreements was $78,750 and $49,875, respectively. The Employment Agreements also provide for the inclusion of Mr. Faulk and Ms. Knight in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible.

          Each Employment Agreement is terminable by the Association at any time. In the event of termination by the Association for "just cause," as defined in the Employment Agreement, Mr. Faulk and/or Ms. Knight will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by the Association other than for just cause, Mr. Faulk and/or Ms. Knight will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the end of the term of the Employment Agreement or the date on which Mr. Faulk and/or Ms. Knight becomes employed full-time by another employer.

          Each Employment Agreement also contains provisions with respect to the occurrence within one year of a "change of control" of
(1) the termination of employment of the employee for any reason other than just cause, retirement or termination at the end of the term of the agreement, or (2) a constructive termination resulting from change in the capacity or circumstances in which the employee is employed or a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement without the employee's written consent. In the event of any such occurrence, the employee would be entitled to payment of an amount equal to (a) the amount of compensation to which he would be entitled for the remainder of the term of the Employment Agreement, plus (b) the difference between (i) three times the employee's average annual compensation for the three taxable years immediately preceding the termination of employment less (ii) the amount paid to the employee as compensation for the remainder of the employment term. In addition, the employee would be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which the employee may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Code. "Change of Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of the Association or the Holding Company, the control of the election of a majority of the directors of the Association or the Holding Company or the exercise of a controlling influence over the management or policies of the Association or the Holding Company.

Certain Transactions

          In accordance with the OTS regulations, the Association makes loans to executive officers and directors of the Association in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. All outstanding loans to executive officers and directors comply with such policy, do not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments. Loans to all directors and executive officers of the Association and their related interests totaled
$510,000 at September 30, 1997. Any future transactions between the Holding Company and the Association or any other affiliate of the Holding Company will be on terms no less favorable than could be approved by a majority of the directors of the Holding Company including the majority of disinterested directors.

          Finis E. St. John, IV, Chairman of the Association and of the Holding Company, serves as general counsel to the Association. The Association expects to continue to engage Mr. St. John in such capacity in the future.


                      PROPOSAL TWO - APPROVAL OF
               THE SOUTHERN COMMUNITY BANCSHARES, INC.
               STOCK OPTION AND INCENTIVE PLAN AND TRUST


General

          On November 17,1997, the Board of Directors of the Holding Company adopted the Stock Option Plan. In accordance with the terms of the Stock Option Plan and regulations of the Office of Thrift Supervision (the "OTS"), the Stock Option Plan must also be approved by the holders of a majority of the outstanding shares of the Holding Company. The provisions of the Stock Option Plan comply with OTS regulations The OTS in no way endorses or approves the Stock Option Plan. The Board of Directors of the Holding Company recommends that the shareholders of the Holding Company approve the Stock Option Plan.

          The following is a summary of the terms of the Stock Option Plan and is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which is attached hereto as Exhibit A.

Purpose, Administration and Eligibility

          The purposes of the Stock Option Plan include retaining and providing incentives to the directors, officers and employees of the Holding Company and its subsidiaries by facilitating their purchase of a stock interest in the Holding Company. Pursuant to the Stock Option Plan, 113,375 common shares of the Holding Company shall be subject to purchase through the exercise of options to be granted to certain directors, officers and employees of the Holding Company from time to time under the Stock Option Plan.

          The Stock Option Plan will be administered by a committee of directors composed of at least three directors of the Holding Company who are not employees of the Holding Company (the "Stock Option Committee"). The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to the Holding Company on the basis of the individual participant's responsibility, tenure and future potential to the Holding Company. Grants must be made in accordance with OTS regulations which provide that no individual may receive options to purchase more than 25% of the shares which are subject to the Stock Option Plan.

          The Board of Directors of the Holding Company has created a "grantor trust" to acquire the common shares to be awarded under the Stock Option Plan. For corporate law purposes, such shares are deemed to be issued and outstanding when acquired by the trust. Common shares held by the trust will be voted by the trustees of the Stock
Option Plan who will be directors of the Association. Dividends or distributions payable with respect to shares held by the trust shall be allocated to the participants' accounts under the Stock Option Plan. When a participant in the Stock Option Plan acquires shares pursuant to the exercise of options, such shares and amounts equal to accrued dividends and distributions thereon, shall be released from the trust to the participant and the exercise price paid by the participant with respect to the options shall be remitted to the Holding Company.

          Without further approval of the shareholders, the Board of Directors may at any time terminate the Stock Option Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the shareholders, make any amendment which would: (a) increase the aggregate number of common shares which may be issued under the Stock Option Plan (except for adjustments to reflect certain changes in the capitalization of the Holding Company); (b) materially modify the requirements as to eligibility for participation in the Stock Option Plan; or (c) materially increase the benefits accruing to participants under the Stock Option Plan. Notwithstanding the foregoing, the Board of Directors may amend the Stock Option Plan to take into account changes in applicable securities, federal income tax and other applicable laws.


Option Terms

          Options granted under the Stock Option Plan may be "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") or may not be ISOs ("Non-qualified Options"). The option exercise price for ISOs and Non-qualified Options will be determined by the Stock Option Committee at the time of grant, but must not be less than 100% of the fair market value of the shares on the date of the grant. No stock option will be exercisable after the expiration of ten years from the date of grant. In the case of an ISO granted to an employee who owns more than 10% of the Holding Company's outstanding common shares at the time an ISO is granted under the Stock Option Plan, however, the exercise price of the ISO may not be less than 110% of the fair market value of the shares on the date of the grant and the ISO may not be exercisable after the expiration of five years from the date of grant.

          An option recipient will not be permitted to transfer or assign an option other than by will, in accordance with the laws of descent and distribution or pursuant to a domestic relations order issued by a court of competent jurisdiction. "Termination for cause," as defined in the Stock Option Plan, will result in the annulment of any outstanding options.

          The Holding Company will receive no monetary consideration for the granting of options under the Stock Option Plan. Upon the exercise of options, the Holding Company will receive payment of cash, common shares of the Holding Company or a combination of cash and common shares from option recipients in exchange for shares issued.

Tax Treatment of Incentive Stock Options

          An optionee who is granted an ISO will not recognize taxable income either on the date of grant or on the date of exercise, although the alternative minimum tax may apply. Upon disposition of shares acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. If the optionee disposes of the shares within two years of the date of grant or within one year from the date of the transfer of the shares to the optionee (a "Disqualifying Disposition"), however, then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

          The Holding Company is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

          If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares of the Holding Company, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired shares to the Holding Company, and shares received by the optionee equal in number to previously acquired common shares exchanged therefor will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of shares previously acquired will have a basis for federal income tax purposes of zero and a holding period which commences as of the date the shares are transferred to the optionee upon exercise of the ISO. If the exercise of an ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.


Tax Treatment of Non-qualified Options

          An optionee receiving a Non-qualified Option does not recognize taxable income on the date of grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. The optionee must recognize ordinary income generally at the time of exercise of a Non-qualified Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The ordinary income received will constitute compensation for which tax withholding by the Holding Company generally will be required. The amount of ordinary income recognized by an optionee will be deductible by the Holding Company in the year that the optionee recognizes the income if the Holding Company complies with the applicable withholding requirement.

          If, at the time of exercise, the sale of the shares could subject the optionee to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, such person generally will not recognize ordinary income until the date that the optionee is no longer subject to such Section 16(b) liability. Upon such date, the optionee will recognize ordinary income in an amount equal to the fair market value of the shares on such date less the option exercise price. Nevertheless, the optionee may elect under Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

          Shares acquired upon the exercise of a Non-qualified Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize long-term capital gain or loss if the optionee has held the shares for more than one year prior to disposition, or short-term capital gain or loss if the optionee has held the shares for one year or less.

          If a holder of a Non-qualified Option pays the exercise price, in whole or in part, with previously acquired shares of the Holding Company, the optionee will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The optionee will not recognize gain or loss with respect to the previously acquired shares upon delivering such previously acquired shares to the Holding Company unless such delivery constitutes a Disqualifying Disposition of shares acquired through the exercise of an ISO. Shares received by an optionee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares received by an optionee in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.


Proposed Awards

          The Board of Directors of the Holding Company adopted the Stock Option Plan on November 17, 1997. If the shareholders approve the Stock Option Plan, options to purchase up to 5,687 common shares of the Holding Company will be granted in accordance with the terms of the Stock Option Plan to each non-employee director on the fifth business day following the effective date of the Stock Option Plan. Common shares of the Holding Company may also be awarded under the Stock Option Plan to each non-employee director who was not a director on the effective date of the Stock Option Plan, but who is subsequently elected or appointed to the Board of Directors of the Holding Company, or a subsidiary of the Holding Company on the date of such election or appointment.

          In addition, if the shareholders approve the Stock Option Plan at the Annual Meeting, the Stock Option Committee intends to grant the following options under the Stock Option Plan to the corresponding executive officers:

Name  of Recipient                     Shares Subject to Options

William R. Faulk                                28,434
Beth Knight                                     10,000
Raymond Williams                                10,000

          The Stock Option Committee also intends to grant options to purchase 25,492 common shares to the employees of the Holding Company who are not executive officers. No determination has been made yet with respect to the extent to which the options granted to employees will be ISOs.

          If shares are available under the Stock Option Plan, the Stock Option Committee may grant options under the Stock Option Plan to the directors, officers and employees of the Holding Company in the future at such times as they deem most beneficial to the Holding Company on the basis of the individual participant's responsibility, tenure and future potential. Options awarded under the Stock Option Plan will become exercisable at the rate of one-fifth per year commencing on the date that is one year after the date of grant of the award.

          The Board of Directors of the Holding Company recommends that the shareholders of the Holding Company approve the Stock Option Plan. Accordingly, the shareholders of the Holding Company will be asked to approve the following resolution at the Annual Meeting:

          RESOLVED, that the Southern Community Bancshares, Inc. Stock Option and Incentive Plan and Trust be, and it hereby is, approved.


                     PROPOSAL THREE - APPROVAL OF
                THE SOUTHERN COMMUNITY BANCSHARES, INC.
                MANAGEMENT RECOGNITION PLAN AND TRUST


General

          On November 17, 1997, the Board of Directors of the Holding Company adopted the MRP. In accordance with the terms of the MRP and regulations of the OTS, the MRP must also be approved by the holders of a majority of the outstanding shares of the Holding Company. The provisions of the MRP comply with OTS regulations. The OTS in no way endorses or approves the MRP. The Board of Directors of the Holding Company recommends that the shareholders of the Holding Company approve the MRP.

          The following is a summary of the terms of the MRP and is qualified in its entirety by reference to the full text of the MRP, a copy of which is attached hereto as Exhibit B.

Purpose, Administration and Eligibility

          The purpose of the MRP is to provide directors, officers and certain key employees of the Holding Company with an ownership interest in the Holding Company in a manner designed to compensate such directors, officers and key employees for services to the Holding Company. If the shareholders approve the MRP at the Annual Meeting, up to 45,494 common shares of the Holding Company shall be made available for award under the MRP.

          The MRP will be administered by a committee of directors composed of at least three directors of the Holding Company who are not employees of the Holding Company (the "MRP Committee"). The MRP Committee will determine the number of shares to be awarded to eligible participants other than non-employee directors. The MRP Committee may make awards under the MRP to the officers and employees of the Holding Company at such times as they deem most beneficial to the Holding Company on the basis of the individual participant's responsibility, tenure and future potential. Grants must be made in accordance with OTS regulations, which provide that no individual may be awarded more than 25% of the shares under the MRP.

          The Board of Directors of the Holding Company has created a "grantor trust" to acquire the common shares to be awarded under the MRP. For corporate law purposes, such shares are deemed to be issued and outstanding when acquired by the trust. Common shares held by the trust will be voted by the trustees of the MRP who will be directors of the Association. Dividends or distributions payable with respect to shares held by the trust shall be allocated to the participants' accounts under the MRP. When a participant in the MRP earns shares pursuant to his or her vesting schedule, such shares and amounts equal to accrued dividends and distributions thereon, shall be released from the trust to the participant.


Terms

          Unless the MRP Committee specifies a longer period of time, one-fifth of the number of shares awarded to an individual will become earned and non-forfeitable on each of the first five anniversaries of the date of such award. Compensation expense in the amount of the fair market value of the MRP shares will be recognized as the shares are earned. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or an employee of the Holding Company, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and non-forfeitable.

          The shares, together with any cash dividends or distributions paid thereon, will be distributed as soon as practicable after they are earned. A participant may direct the voting of all shares awarded to him or her which have been earned, but have not yet been distributed to him or her. Shares that have been awarded, but not earned, will be voted in the discretion of the MRP Trustee to be appointed by the MRP Committee. Shares that have been awarded, but not earned, may not be transferred.

          Without further approval of the shareholders, the Board of Directors may at any time terminate the MRP or may amend it from time to time in such respects as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the shareholders, make any amendment which would: (a) increase the aggregate number of common shares which may be issued under the MRP (except for adjustments to reflect certain changes in the capitalization of the Holding Company); (b) materially modify the requirements as to eligibility for participation in the MRP; or (c) materially increase the benefits accruing to participants under the MRP. Notwithstanding the foregoing, the Board of Directors may amend the MRP to take into account changes in applicable securities, federal income tax and other applicable laws.


Tax Treatment of Shares Awarded Under the MRP

          Persons  receiving  shares  under the MRP generally will not recognize income upon the award of such shares, but will recognize ordinary income when and to the extent such shares become earned and non-forfeitable, in an amount equal to the fair market value of the shares at the time such shares become earned and non-forfeitable plus the amount of any earnings distributed to the participant with respect to such shares. If applicable withholding requirements are satisfied, the Holding Company will be entitled to a deduction each year in an amount equal to the income, if any, recognized by participants for such year.

          Under Section 83(b) of the Code, a participant may elect, within 30 days after the shares are awarded, to recognize ordinary income on the date the shares are awarded based on the fair market value of the shares on such date. If the election is made, the Holding Company would be entitled to a deduction for an equivalent amount. A participant making such an election will have a tax basis in the shares equal to the amount of ordinary income recognized, and the participant's holding period for capital gains purposes for such shares will commence on the date the shares are awarded. If a
Section 83(b) election is made, however, and the shares are subsequently forfeited, the participant will not be entitled to either a deduction of the amount previously recognized as income with respect to such shares or a refund of any tax paid thereon. If an election under Section 83(b) is not made with respect to an award, the Holding Company will recognize the compensation expense arising from such award ratably over the five year vesting period, based on the fair market value of the shares at the time of vesting.


Proposed Awards

          The Board of Directors of the Holding Company adopted the MRP on November 17, 1997. If the shareholders approve the MRP, up to 2,275 common shares of the Holding Company will be awarded in accordance with the terms of the MRP to each non-employee director on the fifth business day following the effective date of the MRP. Common shares of the Holding Company may also be awarded under the MRP to each non-employee director who was not a director on the effective date of the MRP, but who is subsequently elected or appointed to the Board of Directors of the Holding Company, or a subsidiary of the Holding Company on the date of such election or appointment.

          In addition, if the shareholders approve the MRP at the Annual Meeting, the MRP Committee intends to make the following awards under the MRP to the corresponding executive officers:

Name  of  Recipient                       Shares to be Awarded

William R. Faulk                               11,373
Beth Knight                                     3,000
Raymond Williams                                3,000

          The MRP Committee also intends to award 12,196 common shares to the employees of the Holding Company who are not executive officers. The MRP Committee may award shares under the MRP to the directors, officers and key employees of the Holding Company in the future at such times as they deem most beneficial to the Holding Company and Citizens on the basis of the individual participant's responsibility, tenure and future potential.

          The Board of Directors of the Holding Company recommends that the shareholders of the Holding Company approve the MRP. Accordingly, the shareholders of the Holding Company will be asked to approve the following resolution at the Annual Meeting:

          RESOLVED, that The Southern Community Bancshares, Inc. Management Recognition Plan and Trust be, and it hereby is, approved.


                           NEW PLAN BENEFITS


          The following table sets forth certain information with respect to the options expected to be granted pursuant to the Stock Option Plan and the awards expected to be made pursuant to the MRP:

                       Stock Option Plan
                        Shares Subject                         MRP
Name and Position         to Options        Dollar Value($)(2)     Shares #

William R. Faulk,          28,434                 $207,557          11,373
President

All executive              48,434                  317,057          17,373
officers, as
a group (3
persons)

All directors              39,807                  290,631          15,925
who are not
officers, as
a group (7
persons)

All employees              25,494                  222,557          12,196
who are not
executive
officers, as
a group
(13 persons)


     (1) The dollar value of the shares subject to options under the Stock Option Plan is not determinable.

     (2) Based upon the number of shares awarded multiplied by the $18.25 per share closing bid price quoted by Nasdaq on December 1, 1997.

                PROPOSAL FOUR - SELECTION OF AUDITORS


          The Board of Directors has selected Arthur Andersen, LLP as the auditors of the Holding Company for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of Arthur Andersen, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


             PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS


          Any proposals of shareholders intended to be included in the Proxy statement for the Annual Meeting of Shareholders of the Holding Company to be held in January, 1999 should be sent to the Holding Company by certified mail and must be received by the Holding Company not later than August 14, 1998.

          Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE
URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                              By Order of the Board of Directors


                              William R. Faulk, President


Cullman, Alabama
December 18, 1997

                            REVOCABLE PROXY
                 SOUTHERN COMMUNITY BANCSHARES, INC.

                 THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF

                 Southern Community Bancshares, Inc.


          The undersigned shareholder of Southern Community Bancshares, Inc. (the "Holding Company") hereby constitutes and appoints William R. Faulk and Finis E. St. John, IV or either one of them, the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of the Holding Company to be held at the office of the Holding Company located at 323 2nd Street, S.E., Cullman, Alabama 35055 on January 19, 1998 at 2:00 p.m., Central Time (the "Annual Meeting"), all of the shares of the Holding Company which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

          1.   The election as directors of all nominees listed below:

               Ronald P. Martin
               Phillip W. Freeman

          FOR            WITHHOLD            FOR ALL EXCEPT

          (INSTRUCTION:    To  withhold  authority  to  vote  for  any
          individual nominee, mark "For All Except" and write that nominee's name in the space provided below:



          2. The approval of The Southern Community Bancshares, Inc. Stock Option and Incentive Plan and Trust.

          FOR            AGAINST             ABSTAIN

          3. The approval of The Southern Community Bancshares, Inc. Management Recognition Plan and Trust.

          FOR            AGAINST             ABSTAIN

          Important:  Please sign and date this proxy on the reverse side.

          4. The ratification of the selection of Arthur Andersen, LLP as the auditors of Southern Community Bancshares, Inc. for the current fiscal year.

          FOR            AGAINST             ABSTAIN


          5. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

          This  Revocable  Proxy  will  be  voted  as  directed by the
undersigned  member.    If no direction is given, this Revocable Proxy
will be voted FOR proposals 1, 2, 3 and 4.

          All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of the Holding Company and of the accompanying Proxy Statement is hereby acknowledged.


NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.


_________________________            ________________________________
Signature                            Signature


_________________________            ________________________________
Print or Type Name                   Print or Type Name


_________________________            ________________________________
Date                                  Date



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOUTHERN COMMUNITY BANCSHARES, INC. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.


IMPORTANT:   IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN
ALL CARDS IN THE ACCOMPANYING ENVELOPE.